NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED FEBRUARY 27, 2013

TO THE PROSPECTUS DATED JANUARY 31, 2013

Effective April 1, 2013, the maximum sales charge (load) imposed on Class A share purchases (as a percentage of offering price) in the “Fund Summaries—Nuveen Symphony Floating Rate Income Fund—Fees and Expenses of the Fund–Shareholder Fees” section will be reduced from 4.75% to 3.00%.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-SFRI2P-0213P